UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	abrdn Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2023

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

abrdn Asia-Pacific Income Fund, Inc. (FAX)
Semi-Annual Report
April 30, 2023
abrdn.com

Managed Distribution Policy  (unaudited)

The Board of Directors of the abrdn Asia-Pacific Income Fund, Inc. (the "Fund") has authorized a managed distribution policy ("MDP") of paying monthly distributions at an annual rate set once a year. The Fund's current monthly distribution is set at a rate of $0.0275 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund's MDP exemptive order. The Fund's Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund's investment performance from the amount of distributions or from the terms of the Fund's MDP.

Distribution Disclosure Classification  (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each monthly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.
Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month-to-month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.
Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced November 1, 2022 through the distributions declared on June 9, 2023 consisted of 55% net investment income, and 45% tax return of capital.
In January 2024, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2023 calendar year.

abrdn Asia-Pacific Income Fund, Inc.

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Semi-Annual Report, which covers the activities of abrdn Asia-Pacific Income Fund, Inc.  (the “Fund”), for the six-month period ended April 30, 2023. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.
Total Investment Return1
For the six-month period ended April 30, 2023, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark is as follows:
NAV[2],[3]	17.69%
Market Price[2]	21.09%
Blended Benchmark[4]	12.43%
For more information about Fund performance, please visit the Fund on the web at www.abrdnfax.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents comparison from current six-month period end to prior fiscal year end of market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
4/30/2023	$3.16	$2.72	-13.92%
10/31/2022	$2.85	$2.37	-16.84%
During the six-month period ended April 30, 2023, the Fund’s NAV was within a range of $2.83 to $3.33 and the Fund’s market price traded within a range of $2.33 to $2.90. During the six-month period ended April 30, 2023, the Fund’s shares traded within a range of a premium(+)/discount(-) of -11.73% to -18.21%.
Managed Distribution Policy
Distributions to common shareholders for the six-month period ended April 30, 2023 totaled $0.165 per share. Based on the market price of $2.72 on April 30, 2023, the annualized distribution rate over the six-month period ended April 30, 2023 was 12.1%. Based on the NAV of $3.16 on April 30, 2023, the annualized distribution rate over the six-month period ended April 30, 2023 was 10.5%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.
On May 9, 2023 and June 9, 2023, the Fund announced that it will pay on May 31, 2023 and June 30, 2023, respectively, a distribution of U.S. $0.0275 per share to all shareholders of record as of May 19, 2023 and June 23, 2023, respectively.
The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.
The below chart indicates the Fund's NAV and Market Price distribution rates over the prior three fiscal periods.
	Distribution per share to common shareholders	Market Price	Market Price 12- month distribution rate	NAV	NAV 12- month distribution rate
10/31/2022	$0.33	$2.37	13.9%	$2.85	11.6%
10/31/2021	$0.33	$4.22	7.8%	$4.38	7.5%
10/31/2020	$0.33	$3.80	8.7%	$4.65	7.1%
Portfolio Allocation
As of April 30, 2023, the Fund held 75.5% of its total investments in Asian debt securities, 7.4% in Australian debt securities, 7.5% in Latin America debt securities, 2.0% in European debt securities, 0.6% in U.S. debt securities, 2.2% in African debt securities and 4.8% in cash.

{foots1}
[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data includes investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
{foots1}
[2]	Assuming the reinvestment of dividends and distributions.
{foots1}
[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
{foots1}
[4]	Blended Benchmark as defined in Total Investment Return section on Page 6.
abrdn Asia-Pacific Income Fund, Inc.	1

Letter to Shareholders  (unaudited)  (continued)

The Fund's currency exposure as of April 30, 2023 was 45.6% in U.S. Dollar, 5.2% in the Australian Dollar, 41.2% in various Asian currencies, 7.5% in various Latin America currencies and 0.5% in various European currencies.
Credit Quality
As of April 30, 2023, 17.6% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated A or better by S&P Global Ratings (“S&P”)*, Moody’s Investors Services, Inc. (“Moody’s”)** or Fitch Ratings, Inc. (“Fitch”)***
Fund’s Leverage
The table below summarizes certain key terms of the Fund’s current leverage:
Amount ($ in millions)		Maturity
Revolving Credit Facility	$65	August 2, 2023
10-Year Series A Mandatory Redeemable Preferred Shares	$50	June 25, 2023
15-Year Series C Senior Secured Notes	$50	February 8, 2032
15-Year Series D Senior Secured Notes	$100	August 10, 2032
15-Year Series E Senior Secured Notes	$100	June 19, 2034
As at April 30, 2023, the Series A Mandatory Redeemable Preferred Shares (“MRPS”), with a liquidation value of $50 million, are rated A by Fitch and the combined $250 million 10-year and 15-Year Series C, D and E Senior Secured Notes are rated A by Fitch.
A more detailed description of the Fund’s leverage can be found in the Notes to Financial Statements.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.
Open Market Repurchase Program
The Fund’s Board approved an open market repurchase and discount management policy, which allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. If shares are repurchased, the Fund reports the number of shares repurchased on its website monthly. During the six-month period ended April 30, 2023, the Fund did not repurchase any shares through this program.
On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and if shares are repurchased management will post the number of shares repurchased on the Fund’s website on a monthly basis. Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period.
Portfolio Holdings Disclosure
The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended

{foots1}
*	S&P’s ratings are expressed as letter grades that range from ‘AAA’ to ‘D’ to communicate the agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from ‘AAA’ to ‘BBB-’.
{foots1}
**	Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically, securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.
{foots1}
***	Fitch is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).
2	abrdn Asia-Pacific Income Fund, Inc.

Letter to Shareholders  (unaudited)  (concluded)

June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Fund on the web at www.abrdnfax.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Christian Pittard
Christian Pittard
President
{foots1}
All amounts are U.S. Dollars unless otherwise stated.
abrdn Asia-Pacific Income Fund, Inc.	3

Loan Facilities and the Use of Leverage  (unaudited)

Loan Facilities and the Use of Leverage
The amounts borrowed under the Revolving Credit Facility, the Notes and the Series A MRPS (each as defined below) may be invested to seek to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.
The Fund employed leverage obtained via bank borrowing and other forms of leverage during the six-month period ended April 30, 2023. On August 3, 2022, the Fund executed an amendment and assignment of the $100,000,000 senior secured revolving credit loan facility (the “Revolving Credit Facility”) with a syndicate of banks with The Bank of Nova Scotia, acting as administrative agent. As of April 30, 2023, the Fund’s outstanding balance on the revolving credit facility was $65,000,000.
At April 30, 2023, the Fund had $250,000,000 in aggregate principal amount of senior secured notes rated `A’ by Fitch Ratings outstanding ($50,000,000 in 3.87% Series C Senior Secured Notes due February 8, 2032, $100,000,000 in 3.70% Series D Senior Secured Notes due August 10, 2032 and $100,000,000 in 3.73% Series E Senior Secured Notes due June 19, 2034) (collectively, the “Notes”).
At April 30, 2023, the Fund had 2,000,000 shares of Series A MRPS, rated `A’ by Fitch ratings, outstanding with an aggregate liquidation preference of $50,000,000 ($25 per share).
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under the Revolving Credit Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., cause the sale of portfolio securities and other assets of the Fund). A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the Revolving Credit Facility, Series A MRPS or the Notes in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable.
Each of the Revolving Credit Facility Agreement, the Note Purchase Agreement, and the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund’s investment manager, investment adviser, or sub-adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2023, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage. Under the Fund's loan facilities, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on a reference rate such as the London Interbank Offered Rate (“LIBOR”), European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) or Secured Overnight Financing Rate (“SOFR”) plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize one of these rates as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates the LIBOR administrator, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. However, for US dollar LIBOR, it now appears that the relevant date may be deferred to June 30, 2023 for the most common tenors (overnight and one, three, six and 12 months). See LIBOR Risk for additional details.
Interest Rate Swaps
As of April 30, 2023, the Fund held interest rate swap agreements with an aggregate notional amount of $65million, which represented 100% of the Fund’s Revolving Credit Facility balance outstanding. Under the terms of the agreements currently in effect, the Fund

4	abrdn Asia-Pacific Income Fund, Inc.

Loan Facilities and the Use of Leverage  (unaudited)  (concluded)

receives a floating rate of interest and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:
Remaining Term as of April 30, 2023	Receive/(Pay) Floating Rate	Amount (in $ millions)	Fixed Rate Payable (%)
82 months	Receive	$20,000.0	3.46%
106 months	Receive	$20,000.0	3.40%
118 months	Receive	$25,000.0	3.38%
A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility.

abrdn Asia-Pacific Income Fund, Inc.	5

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark, blended benchmark, for the six-month, 1-year, 3-year, 5-year and 10-year periods ended April 30, 2023.
	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	17.69%	-2.70%	-0.82%	-0.48%	-0.37%
Market Price	21.09%	-4.78%	0.55%	-1.24%	-1.76%
Blended Benchmark*	12.43%	8.19%	-0.50%	2.77%	3.38%
Bloomberg Asian-Pacific Aggregate Index[1]	8.99%	-3.64%	-4.21%	-1.61%	-1.02%

*	The blended benchmark is summarized in the table below:

Weight
Bloomberg AusBond Composite Index[2]	10.0%
Markit iBoxx Asian Local Bond Index[3]	40.0%
J.P. Morgan Asian Credit Diversified Index[4]	35.0%
J.P. Morgan EMBI Global Diversified Index[5]	15.0%
Performance of a $10,000 Investment (as of April 30, 2023)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated.
The Fund changed its investment strategies effective June 24, 2020, following shareholder approval of the changes. Performance information for periods prior to June 24, 2020 does not reflect the current investment strategy. Please see Note 1 in the Notes to Financial Statements for details.
{foots1}
[1]	The Bloomberg Asian-Pacific Aggregate Index contains fixed-rate, investment-grade securities denominated in Australian dollar, Chinese yuan, Hong Kong dollar, Indonesian rupiah, Japanese yen, Malaysian ringgit, New Zealand dollar, Singapore dollar, South Korean won and Thai baht. The index is composed primarily of local currency sovereign debt, but also includes government-related, corporate and securitized bonds.
{foots1}
[2]	The Bloomberg AusBond Composite Bond Index includes investment grade fixed interest bonds of all maturities issued in the Australian debt market under Australian law.
{foots1}
[3]	The Markit iBoxx Asia Local Bond Index (“iBoxx ALBI”) is designed to reflect the performance of local currency bonds from 11 Asian local currency bond markets.
{foots1}
[4]	The J.P. Morgan Asian Credit Diversified Index is a variant of the JP Morgan Asia Credit Index ("JACI") that focuses on reducing concentration risk of the JACI index to any particular market. The JACI is a broad-based securities market index which consists of liquid US dollar-denominated debt securities issued out of the Asia ex-Japan region.
{foots1}
[5]	The J.P. Morgan EMBI Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed rate, domestic currency government bonds.
6	abrdn Asia-Pacific Income Fund, Inc.

Total Investment Return  (unaudited)  (concluded)

abrdn Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of April 30, 2023. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnfax.com or by calling 800-522-5465.
The annualized net operating expense ratio based on the six-month period ended April 30, 2023 was 3.32%.The annualized net operating expenses excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares based on the six-month period ended April 30, 2023 was 1.35%.
abrdn Asia-Pacific Income Fund, Inc.	7

Portfolio Composition  (as a percentage of net assets) (unaudited)
As of April 30, 2023

Quality of Investments(1)
As at April 30, 2023, 17.6% of the Fund’s investments were invested in securities where either the issue or the issuer was rated “A” or better by S&P, Moody’s or Fitch or, if unrated, was judged to be of equivalent quality by abrdn Asia Limited (the “Investment Manager”). The following table shows the ratings of securities held by the Fund as at April 30, 2023, compared with October 31, 2022 and April 30, 2022:
Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	CCC/CC/C* %	NR** %
April 30, 2023	3.6	6.0	8.0	56.3	12.7	5.7	2.9	4.8
October 31, 2022	2.4	3.9	7.3	32.1	12.3	6.2	2.1	34.3
April 30, 2022	4.4	4.6	5.8	28.0	11.6	8.1	1.8	36.3

*	Below investment grade
**	Not Rated
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S&P, Moody’s or Fitch if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by these rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.
Geographic Composition
The table below shows the geographical composition of the Fund’s total investments as at April 30, 2023, compared with October 31, 2022 and April 30, 2022:
Date	Asia (including NZ) %	Latin America %	Australia %	Europe %	Other, < 5%
April 30, 2023	75.5	7.5	7.4	2.0	7.6
October 31, 2022	76.2	6.4	7.3	5.2	4.9
April 30, 2022	74.8	5.2	11.0	4.5	4.5
Currency Composition
The table below shows the currency composition of the Fund’s total investments as of April 30, 2023, compared with October 31, 2022 and April 30, 2022:
Date	U.S. Dollar %	Asian Currencies (including NZ Dollar) %	Latin American Currencies %	Australian Dollar %	Other, < 5%
April 30, 2023	45.6	41.2	7.5	5.2	0.5
October 31, 2022	57.2	35.2	6.4	0.9	0.3
April 30, 2022	37.8	47.7	5.2	9.0	0.3
8	abrdn Asia-Pacific Income Fund, Inc.

Portfolio Composition  (as a percentage of net assets) (unaudited)  (concluded)
As of April 30, 2023

Maturity Composition
The average maturity of the Fund’s total investments was 4.6 years at April 30, 2023, compared with 12.1 years at October 31, 2022, and 11.9 years at April 30, 2022. The following table shows the maturity composition of the Fund’s investments as at April 30, 2023, compared with October 31, 2022 and April 30, 2022:
Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2023	48.2	32.9	18.9	-
October 31, 2022	24.4	16.0	39.9	19.7
April 30, 2022	28.0	15.9	36.3	19.8
Modified Duration
As of April 30, 2023, the modified duration* of the Fund was 6.9 years. This calculation excludes the interest rate swaps that are used to manage the leverage of the Fund. Excluding swaps will increase portfolio duration.
*	Modified duration is a measure of the sensitivity of the price of a bond to the fluctuations in interest rates.
abrdn Asia-Pacific Income Fund, Inc.	9

Summary of Key Rates  (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2023 compared to October 31, 2022 and April 30, 2022.
		Apr–23	Oct–22	Apr-22
Australia	90 day Bank Bills	3.68%	3.09%	0.70%
	10 yr bond	0.00%	3.14%	1.83%
	currency local per 1USD	$1.51	$1.56	$1.41
South Korea	90 day commercial paper	3.52%	3.96%	1.72%
	10 yr bond	3.37%	4.23%	3.24%
	currency local per 1USD	₩1,338.40	₩1,424.45	₩1,256.00
Thailand	3 months deposit rate	0.85%	0.55%	0.38%
	10 yr bond	2.53%	3.19%	2.71%
	currency local per 1USD	฿34.15	฿38.06	฿34.25
Philippines	90 day T-Bills	5.82%	3.75%	1.25%
	10 yr bond	6.12%	7.46%	6.00%
	currency local per 1USD	₱55.39	₱57.95	₱52.21
Malaysia	3-month T-Bills	2.85%	2.71%	1.80%
	10 yr bond	3.73%	4.37%	4.38%
	currency local per 1USD	RM4.46	RM4.37	RM4.35
Singapore	3-month T-Bills	3.94%	4.05%	1.29%
	10 yr bond	2.76%	3.43%	2.53%
	currency local per 1USD	S$1.33	S$1.42	S$1.38
India	3-month T-Bills	6.78%	6.42%	4.04%
	10 yr bond	7.11%	7.45%	7.14%
	currency local per 1USD	₹81.84	₹82.78	₹76.44
Indonesia	3 months deposit rate	3.94%	3.55%	3.26%
	10 yr bond	6.51%	7.51%	6.97%
	currency local per 1USD	Rp14,670.00	Rp15,597.50	Rp14,497.00
China Onshore	3-month Bill Yield	2.00%	1.60%	1.84%
	10 yr bond	2.78%	2.64%	2.84%
	currency local per 1USD	¥6.93	¥7.30	¥6.59
Sri Lanka	3-month Generic Govt Yield	25.06%	31.84%	20.33%
	10 yr bond	23.37%	27.68%	17.26%
	currency local per 1USD	Rs320.86	Rs365.50	Rs351.32
USD Denominated Bonds	Indonesia (3 months)	4.44%	5.88%	4.01%
	Sri Lanka (3 Months)	34.68%	0.00%	24.45%

10	abrdn Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited)
As of April 30, 2023

	Principal Amount		Value
CORPORATE BONDS—69.8%
AUSTRALIA—6.6%
Australia & New Zealand Banking Group Ltd.
(fixed rate to 06/15/2026, variable rate thereafter), 6.75%, 06/15/2026(a)(b)(c)		$6,000,000	$ 5,789,269
5.91%, 08/12/2032(c)(d)	AUD	900,000	602,551
Commonwealth Bank of Australia
FRN, 6.86%, 11/09/2032(a)(c)(d)		1,000,000	692,903
6.70%, 03/15/2038(c)(d)		2,500,000	1,722,916
Emeco Pty. Ltd., 6.25%, 07/10/2026(d)		1,000,000	619,020
Macquarie Bank Ltd., 3.62%, 06/03/2030(a)		$6,845,000	5,859,185
Mineral Resources Ltd., 8.00%, 11/01/2027(a)(d)		6,850,000	6,975,937
National Australia Bank Ltd.
3.50%, 06/09/2025		2,000,000	1,948,611
6.16%, 03/09/2033(c)(d)	AUD	1,500,000	1,012,971
Qantas Airways Ltd., 5.25%, 09/09/2030(a)(d)		2,270,000	1,451,717
QBE Insurance Group Ltd., (fixed rate to 05/12/2025, variable rate thereafter), 5.88%, 05/12/2025(a)(b)(c)		$4,000,000	3,776,738
Santos Finance Ltd., 4.13%, 09/14/2027(a)(d)		9,100,000	8,534,512
Wesfarmers Ltd., 2.55%, 06/23/2031(a)(d)	AUD	23,600,000	12,829,968
Westpac Banking Corp., 4.11%, 04/15/2025	SGD	250,000	186,208
Total Australia			52,002,506
BAHRAIN—0.3%
Oil & Gas Holding Co. BSCC (The), 7.50%, 10/25/2027(a)		$2,500,000	2,557,650
CHINA—13.2%
Central China Real Estate Ltd.
7.25%, 04/24/2023(a)(d)		200,000	48,082
7.65%, 08/27/2023(a)(d)		1,110,000	245,344
7.90%, 11/07/2023(a)(d)		800,000	164,157
7.75%, 05/24/2024(a)(d)		3,500,000	703,842
Central Huijin Investment Ltd. Series 2020-4, 3.02%, 03/13/2025	CNY	30,000,000	4,349,222
China Construction Bank Corp. Series 2021-1, 3.45%, 08/10/2031(d)		50,000,000	7,260,950
China Evergrande Group, 8.75%, 06/28/2025(a)(d)(e)(f)		$12,500,000	818,750
China Oil & Gas Group Ltd., 4.70%, 06/30/2026(a)(d)		3,595,000	3,021,597
CIFI Holdings Group Co. Ltd., 5.95%, 10/20/2025(a)(d)(e)		1,300,000	192,526
Country Garden Holdings Co. Ltd.
7.25%, 04/08/2026(a)(d)(f)		3,277,000	1,696,280
3.30%, 01/12/2031(a)(d)(f)		2,522,000	981,358
ENN Clean Energy International Investment Ltd., 3.38%, 05/12/2026(a)(d)		4,526,000	4,044,186
	Principal Amount		Value

Far East Horizon Ltd., 4.25%, 10/26/2026(a)		$3,670,000	$ 3,143,987
Gansu Provincial Highway Aviation Tourism Investment Group Co. Ltd., 3.25%, 11/03/2023(a)		3,600,000	3,510,000
Geely Automobile Holdings Ltd.
(fixed rate to 12/09/2024, variable rate thereafter), 4.00%, 12/09/2024(a)(b)(c)		3,000,000	2,839,445
VRN, 4.00%, 12/09/2024(a)(b)(c)		2,500,000	2,366,204
GLP China Holdings Ltd., 2.95%, 03/29/2026(a)		3,962,000	2,479,543
Huarong Finance II Co. Ltd.
5.50%, 01/16/2025(a)		6,700,000	6,347,195
5.00%, 11/19/2025(a)		2,400,000	2,195,770
Industrial & Commercial Bank of China Ltd.
Series 2020-2, Series A, 4.15%, 11/16/2030(d)	CNY	50,000,000	7,394,154
Series 2020-1, Series A, 3.28%, 01/20/2032(d)		30,000,000	4,323,365
Kaisa Group Holdings Ltd.
10.88%, 07/23/2023(a)(d)(e)(f)		$1,211,000	116,231
9.75%, 09/28/2023(a)(d)(e)(f)		700,000	67,186
Lenovo Group Ltd., 6.54%, 07/27/2032(a)(d)		5,600,000	5,630,295
Logan Group Co. Ltd.
6.50%, 07/16/2023(a)(d)(e)(f)		7,800,000	1,400,590
5.25%, 10/19/2025(a)(d)(e)(f)		7,800,000	1,391,704
Longfor Group Holdings Ltd., 3.95%, 09/16/2029(a)		5,400,000	4,034,977
Meituan, 3.05%, 10/28/2030(a)(d)		3,300,000	2,614,198
New Metro Global Ltd., 4.80%, 12/15/2024(a)(d)		1,416,000	1,051,762
Shandong Iron & Steel Xinheng International Co. Ltd., 6.50%, 11/05/2023(a)		3,754,000	3,735,230
Shandong Iron And Steel Xinheng International Co. Ltd., 4.80%, 07/28/2024(a)		2,040,000	1,968,600
Shimao Group Holdings Ltd.
6.13%, 02/21/2024(a)(d)(e)(f)		4,400,000	538,706
5.60%, 07/15/2026(a)(d)(e)(f)		2,800,000	345,452
Shui On Development Holding Ltd., 5.50%, 03/03/2025(a)(d)		2,000,000	1,741,000
Sunac China Holdings Ltd.
5.95%, 04/26/2024(a)(d)(e)(f)		690,000	138,319
6.80%, 10/20/2024(a)(d)(e)(f)		5,714,000	1,145,440
7.00%, 07/09/2025(a)(d)(e)(f)		1,786,000	358,025
Tencent Holdings Ltd., 2.39%, 06/03/2030(a)(d)		3,300,000	2,792,569
Times China Holdings Ltd., 6.20%, 03/22/2026(a)(d)(e)(f)		7,100,000	865,675
Vanke Real Estate Hong Kong Co. Ltd., 3.50%, 11/12/2029(a)		1,840,000	1,519,794
Wanda Properties Global Co. Ltd., 11.00%, 01/20/2025(a)		2,700,000	1,634,155
Weibo Corp., 3.38%, 07/08/2030(d)		6,000,000	4,828,020
Xiaomi Best Time International Ltd., 2.88%, 07/14/2031(a)(d)		3,180,000	2,384,229

abrdn Asia-Pacific Income Fund, Inc.	11

Portfolio of Investments (unaudited)  (continued)
As of April 30, 2023

	Principal Amount		Value
CORPORATE BONDS (continued)
CHINA (continued)
Yuzhou Group Holdings Co. Ltd., 8.30%, 05/27/2025(a)(d)(f)		$7,000,000	$ 465,085
Zhenro Properties Group Ltd.
7.88%, 04/14/2024(a)(d)(e)(f)		4,000,000	240,000
7.10%, 09/10/2024(a)(d)(e)(f)		1,000,000	60,000
6.63%, 01/07/2026(a)(d)(e)(f)		10,457,000	627,420
Zhongsheng Group Holdings Ltd., 3.00%, 01/13/2026(a)(d)		4,156,000	3,828,230
Total China			103,648,849
GERMANY—0.8%
Landwirtschaftliche Rentenbank, 4.75%, 04/08/2024(g)	AUD	10,000,000	6,676,535
HONG KONG—4.5%
AIA Group Ltd., 5.63%, 10/25/2027(a)(d)		$5,000,000	5,215,987
CAS Capital No. 1 Ltd., (fixed rate to 07/12/2026, variable rate thereafter), 4.00%, 07/12/2026(a)(b)(c)		7,000,000	5,636,400
Hutchison Whampoa Finance CI Ltd., 7.50%, 08/01/2027(a)		15,500,000	17,239,847
Hutchison Whampoa International 03/33 Ltd., 7.45%, 11/24/2033(a)		980,000	1,191,701
Melco Resorts Finance Ltd., 5.75%, 07/21/2028(a)(d)		3,500,000	3,036,250
Prudential Funding Asia PLC, 2.95%, 11/03/2033(a)(c)(d)		3,600,000	3,066,221
Total Hong Kong			35,386,406
INDIA—15.6%
Axis Bank Ltd.
Series 3, 7.60%, 10/20/2023	INR	200,000,000	2,435,797
Series 1, 8.85%, 12/05/2024		500,000,000	6,197,970
Axis Bank Ltd./Gift City, (fixed rate to 09/08/2026, variable rate thereafter), 4.10%, 09/08/2026(a)(b)(c)		$10,900,000	9,246,988
Bharti Airtel International Netherlands BV, 5.35%, 05/20/2024(a)		378,000	378,224
CA Magnum Holdings, 5.38%, 10/31/2026(a)(d)		800,000	703,378
GMR Hyderabad International Airport Ltd.
5.38%, 04/10/2024(a)		4,173,000	4,141,702
4.75%, 02/02/2026(a)		1,200,000	1,119,883
Greenko Wind Projects Mauritius Ltd., 5.50%, 04/06/2025(a)(d)		8,206,000	7,790,836
HDFC Bank Ltd.
(fixed rate to 08/25/2026, variable rate thereafter), 3.70%, 08/25/2026(a)(b)(c)		7,304,000	6,292,396
Series 1, 7.95%, 09/21/2026	INR	750,000,000	9,258,498
Housing Development Finance Corp. Ltd. Series Q003, 7.90%, 08/24/2026		100,000,000	1,220,761
	Principal Amount		Value

ICICI Bank Ltd.
7.60%, 10/07/2023	INR	100,000,000	$ 1,217,953
9.15%, 08/06/2024		250,000,000	3,114,451
India Green Power Holdings, 4.00%, 02/22/2027(a)(d)(h)		$7,072,000	6,153,123
Indiabulls Housing Finance Ltd., 9.00%, 04/29/2026	INR	100,000,000	1,156,947
Indian Railway Finance Corp. Ltd. Series 129, 8.45%, 12/04/2028		50,000,000	641,943
JSW Infrastructure Ltd., 4.95%, 01/21/2029(a)(d)		$3,420,000	2,960,971
National Highways Authority of India Series 5, 7.70%, 09/13/2029	INR	150,000,000	1,848,133
NTPC Ltd.
Series 60, 8.05%, 05/05/2026		50,000,000	620,997
Series 61-B, 8.10%, 05/27/2026		250,000,000	3,109,680
Periama Holdings LLC, 5.95%, 04/19/2026(a)		$3,280,000	3,155,688
Power Finance Corp. Ltd.
Series 125, 8.65%, 12/28/2024	INR	400,000,000	4,961,508
Series 130C, 8.39%, 04/19/2025		250,000,000	3,092,910
6.15%, 12/06/2028(a)		$7,112,000	7,357,221
Power Grid Corp. of India Ltd.
8.13%, 04/25/2027	INR	150,000,000	1,885,568
Series LIII, 8.13%, 04/25/2028		500,000,000	6,238,580
REC Ltd.
Series 180A, 8.10%, 06/25/2024		150,000,000	1,846,126
Series 123, 9.34%, 08/25/2024		150,000,000	1,869,289
5.63%, 04/11/2028(a)		$3,443,000	3,458,226
Reliance Industries Ltd., 4.13%, 01/28/2025(a)		4,800,000	4,716,906
Shriram Finance Ltd., 4.40%, 03/13/2024(a)		8,000,000	7,753,207
State of Maharashtra India, 7.20%, 08/09/2027	INR	300,000,000	3,598,544
UPL Corp. Ltd., 4.63%, 06/16/2030(a)		$3,327,000	2,848,610
Total India			122,393,014
INDONESIA—4.8%
Bank Mandiri Persero Tbk PT
4.75%, 05/13/2025(a)		2,198,000	2,174,285
5.50%, 04/04/2026(a)		2,216,000	2,242,748
Bank Rakyat Indonesia Persero Tbk PT Series OB, 8.25%, 08/24/2024	IDR	10,000,000,000	699,046
Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/2025(a)		$7,300,000	6,902,150
Hutama Karya Persero PT, 3.75%, 05/11/2030(a)(d)(g)		3,766,000	3,505,943
LLPL Capital Pte Ltd., 6.88%, 02/04/2039(a)(h)		5,065,988	4,531,577
Medco Oak Tree Pte Ltd., 7.38%, 05/14/2026(a)(d)		4,565,000	4,382,996
Pertamina Geothermal Energy PT, 5.15%, 04/27/2028(a)(d)		2,892,000	2,906,460

12	abrdn Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited)  (continued)
As of April 30, 2023

	Principal Amount		Value
CORPORATE BONDS (continued)
INDONESIA (continued)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
Series OB, 8.25%, 07/05/2023	IDR	12,000,000,000	$ 820,960
6.15%, 05/21/2048(a)		$3,129,000	3,051,036
Tower Bersama Infrastructure Tbk PT, 2.75%, 01/20/2026(a)(d)		7,181,000	6,657,365
Total Indonesia			37,874,566
KAZAKHSTAN—0.8%
Development Bank of Kazakhstan JSC, 10.95%, 05/06/2026(a)	KZT	3,265,000,000	5,955,553
KUWAIT—0.9%
MEGlobal Canada ULC, 5.00%, 05/18/2025(a)		$6,759,000	6,708,308
MACAO—2.1%
MGM China Holdings Ltd., 5.88%, 05/15/2026(a)(d)		3,500,000	3,361,155
Sands China Ltd., 5.63%, 08/08/2025(d)		4,900,000	4,799,782
Studio City Finance Ltd., 5.00%, 01/15/2029(a)(d)		3,500,000	2,739,100
Wynn Macau Ltd., 5.50%, 10/01/2027(a)(d)		6,000,000	5,347,500
Total Macao			16,247,537
MALAYSIA—1.9%
DRB-Hicom Bhd IMTN, 5.10%, 12/12/2029	MYR	5,000,000	1,099,547
Malayan Banking Bhd IMTN, 4.08%, 09/25/2024(b)(c)(f)		5,000,000	1,120,188
Pengerang LNG Two Sdn Bhd
IMTN, 2.86%, 10/20/2028		5,000,000	1,046,889
IMTN, 2.92%, 10/19/2029		5,000,000	1,035,602
Petroleum Sarawak Exploration & Production Sdn Bhd IMTN, 4.10%, 03/19/2031		10,000,000	2,193,400
Press Metal Aluminium Holdings Bhd IMTN, 4.00%, 08/15/2025		5,000,000	1,117,554
Tenaga Nasional Bhd, 7.50%, 01/15/2096(a)		$2,700,000	2,875,500
TNB Global Ventures Capital Bhd, 3.24%, 10/19/2026(a)		4,300,000	4,049,912
Total Malaysia			14,538,592
MEXICO—0.5%
Petroleos Mexicanos, 7.19%, 09/12/2024(a)	MXN	72,500,000	3,704,710
PHILIPPINES—4.2%
AC Energy Finance International Ltd., 5.10%, 11/25/2025(a)(b)		$6,800,000	5,185,000
Globe Telecom, Inc., (fixed rate to 08/02/2026, variable rate thereafter), 4.20%, 08/02/2026(a)(b)(c)		4,097,000	3,787,676
ICTSI Treasury BV, 5.88%, 09/17/2025(a)		7,000,000	6,958,000
Principal Amount		Value

Manila Water Co., Inc., 4.38%, 07/30/2030(a)(d)	$11,000,000	$ 9,735,000
Royal Capital BV, (fixed rate to 05/05/2024, variable rate thereafter), 4.88%, 05/05/2024(a)(b)(c)	7,000,000	6,842,500
Total Philippines		32,508,176
REPUBLIC OF KOREA—4.9%
Busan Bank Co. Ltd., 3.63%, 07/25/2026(a)	11,400,000	10,422,979
Hanwha Totalenergies Petrochemical Co. Ltd., 3.88%, 01/23/2024(a)	3,300,000	3,259,575
Kookmin Bank, 2.50%, 11/04/2030(a)	2,000,000	1,650,599
Kyobo Life Insurance Co. Ltd., (fixed rate to 06/15/2027, variable rate thereafter), 5.90%, 06/15/2052(a)(c)(d)	2,155,000	2,076,863
Shinhan Bank Co. Ltd., 4.50%, 03/26/2028(a)	5,900,000	5,643,851
SK Hynix, Inc.
2.38%, 01/19/2031(a)	2,071,000	1,557,115
REGS, 2.38%, 01/19/2031(a)	7,000,000	5,263,062
6.50%, 01/17/2033(a)	5,400,000	5,356,810
Tongyang Life Insurance Co. Ltd., (fixed rate to 09/22/2025, variable rate thereafter), 5.25%, 09/22/2025(a)(b)(c)	3,650,000	3,166,375
Total Republic of Korea		38,397,229
SAUDI ARABIA—0.4%
Saudi Electricity Global Sukuk Co. 3, 5.50%, 04/08/2044(a)	2,976,000	3,041,532
SINGAPORE—1.8%
DBS Group Holdings Ltd.
(fixed rate to 02/27/2025, variable rate thereafter), 3.30%, 02/27/2025(a)(b)(c)	3,600,000	3,387,901
(fixed rate to 12/11/2023, variable rate thereafter), 4.52%, 12/11/2028(a)(c)(d)	2,400,000	2,386,296
GLP Pte Ltd., (fixed rate to 05/17/2026, variable rate thereafter), 4.50%, 05/17/2026(a)(b)(c)	4,538,000	1,817,469
Vena Energy Capital Pte Ltd., 3.13%, 02/26/2025(a)	7,000,000	6,599,755
Total Singapore		14,191,421
THAILAND—1.7%
Bangkok Bank PCL
9.03%, 03/15/2029(a)	1,200,000	1,365,408
(fixed rate to 09/25/2029, variable rate thereafter), 3.73%, 09/25/2034(a)(c)(d)	6,900,000	5,920,200
GC Treasury Center Co. Ltd., 4.40%, 03/30/2032(a)(d)	4,209,000	3,862,499
PTTEP Treasury Center Co. Ltd., 3.90%, 12/06/2059(a)	3,342,000	2,445,305
Total Thailand		13,593,412

abrdn Asia-Pacific Income Fund, Inc.	13

Portfolio of Investments (unaudited)  (continued)
As of April 30, 2023

	Principal Amount		Value
CORPORATE BONDS (continued)
UNITED ARAB EMIRATES—2.0%
DP World Ltd., 6.85%, 07/02/2037(a)		$2,700,000	$ 3,014,566
Galaxy Pipeline Assets Bidco Ltd., 2.63%, 03/31/2036(a)(h)		7,237,000	5,963,280
MAF Global Securities Ltd., (fixed rate to 03/20/2026, variable rate thereafter), 6.38%, 03/20/2026(a)(b)(c)		6,500,000	6,342,765
Total United Arab Emirates			15,320,611
UNITED KINGDOM—1.6%
Standard Chartered PLC
4.05%, 04/12/2026(a)		5,000,000	4,854,720
6.30%, 01/09/2029(a)(c)(d)		7,276,000	7,458,225
Total United Kingdom			12,312,945
UNITED STATES—0.7%
Hyundai Capital America, 6.38%, 04/08/2030(a)(d)		5,100,000	5,365,031
VIETNAM—0.5%
Mong Duong Finance Holdings BV, 5.13%, 05/07/2029(a)(d)(h)		4,310,000	3,730,908
Total Corporate Bonds			546,155,491
GOVERNMENT BONDS—67.8%
ANGOLA—1.4%
Angolan Government International Bond, 9.50%, 11/12/2025(a)		11,000,000	10,849,520
AUSTRALIA—4.1%
Australia Government Bond Series 154, 2.75%, 11/21/2029(a)	AUD	2,300,000	1,483,355
New South Wales Treasury Corp.
Series 26, 4.00%, 05/20/2026(a)		7,500,000	5,046,665
3.00%, 02/20/2030(a)		13,500,000	8,556,572
Queensland Treasury Corp.
Series 23, 4.25%, 07/21/2023(a)		22,000,000	14,575,662
3.50%, 08/21/2030(a)		300,000	195,940
Treasury Corp. of Victoria, 2.25%, 11/20/2040		5,000,000	2,310,705
Total Australia			32,168,899
BRAZIL—3.7%
Brazil Notas do Tesouro Nacional Series NTNF, 10.00%, 01/01/2029	BRL	128,000,000	23,534,719
Brazil Notas do Tesouro Nacional Serie F Series NTNF, 10.00%, 01/01/2033		30,000,000	5,459,551
Total Brazil			28,994,270
COLOMBIA—0.8%
Colombian TES Series B,Series B, 10.00%, 07/24/2024	COP	28,000,000,000	5,895,160
DOMINICAN REPUBLIC—0.2%
Dominican Republic International Bond, 13.63%, 02/03/2033(a)(d)	DOP	64,000,000	1,360,440
	Principal Amount		Value

HONG KONG—0.4%
Airport Authority, 4.88%, 01/12/2033(a)(d)		$1,350,000	$ 1,397,750
Hong Kong Government International Bond, 5.25%, 01/11/2053(a)		1,660,000	1,863,785
Total Hong Kong			3,261,535
INDIA—7.4%
India Government Bond
5.22%, 06/15/2025	INR	533,000,000	6,294,968
6.79%, 05/15/2027		325,000,000	3,939,246
7.17%, 01/08/2028		550,000,000	6,741,030
7.26%, 01/14/2029		1,340,000,000	16,457,258
9.20%, 09/30/2030		9,590,000	130,259
6.19%, 09/16/2034		500,000,000	5,600,013
7.40%, 09/19/2062		1,500,000,000	18,415,248
Total India			57,578,022
INDONESIA—19.1%
Indonesia Government International Bond
8.50%, 10/12/2035(a)		$9,880,000	13,026,549
7.75%, 01/17/2038(a)		6,000,000	7,618,567
5.35%, 02/11/2049		2,670,000	2,734,377
Indonesia Treasury Bond
Series FR64, 6.13%, 05/15/2028	IDR	271,570,000,000	18,383,641
Series FR71, 9.00%, 03/15/2029		200,000,000,000	15,309,884
Series FR78, 8.25%, 05/15/2029		240,000,000,000	17,820,859
Series FR82, 7.00%, 09/15/2030		65,000,000,000	4,547,342
Series FR87, 6.50%, 02/15/2031		21,000,000,000	1,429,446
Series FR73, 8.75%, 05/15/2031		300,000,000,000	23,034,969
Series FR54, 9.50%, 07/15/2031		16,000,000,000	1,282,083
Series FR96, 7.00%, 02/15/2033		255,606,000,000	17,976,402
Series FR72, 8.25%, 05/15/2036		150,000,000,000	11,399,898
Series FR79, 8.38%, 04/15/2039		98,500,000,000	7,600,883
Series FR83, 7.50%, 04/15/2040		44,000,000,000	3,151,624
Perusahaan Penerbit SBSN Indonesia III, 4.15%, 03/29/2027(a)		$3,770,000	3,751,150
Total Indonesia			149,067,674
IRAQ—0.3%
Iraq International Bond, 5.80%, 01/15/2028(a)(d)(h)		2,093,750	1,952,841
JORDAN—1.2%
Jordan Government International Bond, 7.75%, 01/15/2028(a)		9,502,000	9,670,185

14	abrdn Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited)  (continued)
As of April 30, 2023

	Principal Amount		Value
GOVERNMENT BONDS (continued)
MALAYSIA—6.8%
Malaysia Government Bond
Series 0114, 4.18%, 07/15/2024	MYR	10,900,000	$ 2,473,829
Series 0119, 3.91%, 07/15/2026		34,000,000	7,749,911
Series 0417, 3.90%, 11/16/2027		48,300,000	11,004,004
Series 0513, 3.73%, 06/15/2028		17,500,000	3,955,587
Series 0220, 2.63%, 04/15/2031		46,000,000	9,469,268
Series 0519, 3.76%, 05/22/2040		9,793,000	2,103,093
Series 0222, 4.70%, 10/15/2042		16,500,000	4,021,221
Series 0518, 4.92%, 07/06/2048		30,500,000	7,602,154
Series 0120, 4.07%, 06/15/2050		14,800,000	3,195,941
Malaysia Government Investment Issue Series 0121, 3.45%, 07/15/2036		8,200,000	1,735,405
Total Malaysia			53,310,413
MALDIVES—0.2%
Maldives Sukuk Issuance Ltd., 9.88%, 04/08/2026(a)		$2,200,000	1,783,565
MEXICO—3.6%
Mexican Bonos
Series M 20, 10.00%, 12/05/2024	MXN	50,000,000	2,747,907
Series M 20, 8.50%, 05/31/2029		469,000,000	25,669,204
Total Mexico			28,417,111
MONGOLIA—0.9%
Development Bank of Mongolia LLC, 7.25%, 10/23/2023(a)		$7,200,000	7,062,534
NIGERIA—1.4%
Nigeria Government International Bond, 8.75%, 01/21/2031(a)		14,100,000	11,174,250
PAKISTAN—2.0%
Pakistan Global Sukuk Programme Co. Ltd. (The), 7.95%, 01/31/2029(a)		6,245,000	2,672,060
Pakistan Government International Bond
8.25%, 04/15/2024(a)		7,495,000	3,737,307
8.25%, 09/30/2025(a)		5,209,000	2,133,815
6.88%, 12/05/2027(a)		18,129,000	6,360,016
7.38%, 04/08/2031(a)		2,355,000	794,624
Total Pakistan			15,697,822
PHILIPPINES—4.1%
Philippine Government Bond
Series 1069, 6.75%, 09/15/2032	PHP	481,500,000	9,097,946
Series 25-6, 9.25%, 11/05/2034		435,710,000	9,816,724
Philippine Government International Bond
4.20%, 03/29/2047		$2,570,000	2,248,869
5.50%, 01/17/2048		5,200,000	5,439,922
Philippines Government Bonds Series 25-7, 8.00%, 09/30/2035	PHP	260,310,000	5,415,043
Total Philippines			32,018,504
	Principal Amount		Value

REPUBLIC OF KOREA—5.1%
Export-Import Bank of Korea, 5.13%, 01/11/2033		$1,684,000	$ 1,782,889
Industrial Bank of Korea, 5.13%, 10/25/2024(a)		2,500,000	2,510,222
Korea Electric Power Corp., 5.13%, 04/23/2034(a)		5,200,000	5,364,268
Korea Treasury Bond
Series 2709, 3.13%, 09/10/2027	KRW	14,500,000,000	10,743,675
Series 5203, 2.50%, 03/10/2052		31,500,000,000	19,653,710
Total Republic of Korea			40,054,764
SINGAPORE—2.3%
Singapore Government Bond
3.00%, 09/01/2024	SGD	11,800,000	8,801,694
2.38%, 06/01/2025		12,600,000	9,308,429
Total Singapore			18,110,123
UKRAINE—0.8%
Ukraine Government Bond, 15.84%, 02/26/2025(f)	UAH	210,000,000	4,142,654
Ukraine Government International Bond, 7.38%, 09/25/2034(a)(e)(f)(h)		$10,600,000	1,696,000
Total Ukraine			5,838,654
URUGUAY—2.0%
Uruguay Government International Bond, 8.25%, 05/21/2031	UYU	674,024,434	15,603,141
Total Government Bonds			529,869,427
SHORT-TERM INVESTMENT—5.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.76%(i)		39,473,909	39,473,909
Total Short-Term Investment			39,473,909
Total Investments (Cost $1,284,741,212)(j)—142.7%			1,115,498,827
Long Term Debt Securities			(315,000,000)
Mandatory Redeemable Preferred Stock at Liquidation Value			(50,000,000)
Other Assets in Excess of Liabilities—4.0%			31,449,667
Net Assets—100.0%			$781,948,494

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Perpetual maturity. Maturity date presented represents the next call date.
(c)	Variable or Floating Rate security. Rate disclosed is as of April 30, 2023.
(d)	The maturity date presented for these instruments represents the next call/put date.
(e)	Security is in default.
(f)	Illiquid security.
(g)	Denotes the security is government guaranteed.
(h)	Sinkable security.
(i)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2023.
(j)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AUD	Australian Dollar

abrdn Asia-Pacific Income Fund, Inc.	15

Portfolio of Investments (unaudited)  (continued)
As of April 30, 2023

BRL	Brazilian Real
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
DOP	Dominican Republic Peso
FRN	Floating Rate Note
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
KZT	Kazakhstan Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLC	Public Limited Company
SGD	Singapore Dollar
THB	Thai Baht
UAH	Ukraine Hryvna
USD	U.S. Dollar
UYU	Uruguayan Peso
VRN	Variable Rate Note

At April 30, 2023, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contract Positions
Korea Treasury Bond - 10 year	404	6/20/2023	$34,371,996	$34,329,737	$(42,259)
United States Treasury Bond	265	6/21/2023	35,658,739	37,472,656	1,813,917
United States Treasury Note 6%—5 year	283	6/30/2023	30,347,744	31,057,039	709,295
					$2,480,953
Short Contract Positions
United States Treasury Note 6%—10 year	(417)	6/21/2023	$(2,800,837)	$(3,225,687)	$(424,850)
United States Treasury Note 6%—5 year	(283)	6/30/2023	(30,346,521)	(31,057,039)	(710,518)
					$(1,135,368)
					$1,345,585

At April 30, 2023, the Fund held the following forward foreign currency contracts:

Purchase Contracts Settlement Date*	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi Offshore/United States Dollar
07/12/2023	UBS AG	CNH	344,887,172	USD	50,414,804	$50,066,124	$(348,680)
Philippine Peso/United States Dollar
05/02/2023	Citibank N.A.	PHP	154,740,378	USD	2,785,857	2,793,903	8,046
05/02/2023	Citibank N.A.	PHP	51,580,126	USD	941,346	931,301	(10,045)
07/25/2023	Citibank N.A.	PHP	180,095,126	USD	3,215,929	3,251,826	35,897
Singapore Dollar/United States Dollar
05/19/2023	Citibank N.A.	SGD	44,367,832	USD	33,245,949	33,267,901	21,952
South Korean Won/United States Dollar
06/15/2023	Citibank N.A.	KRW	16,212,275,845	USD	12,346,160	12,152,688	(193,472)
06/15/2023	Royal Bank of Canada	KRW	3,548,799,000	USD	2,664,329	2,660,172	(4,157)
Thai Baht/United States Dollar
05/30/2023	UBS AG	THB	1,076,894,529	USD	30,882,238	31,621,080	738,842
						$136,744,995	$248,383

Sale Contracts Settlement Date*	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Chinese Renminbi
07/12/2023	State Street Bank & Trust Co.	USD	6,413,753	CNY	43,959,000	$6,386,832	$26,921
United States Dollar/Indian Rupee
06/01/2023	HSBC Bank PLC	USD	4,270,573	INR	350,816,000	4,287,096	(16,523)
06/01/2023	UBS AG	USD	1,930,713	INR	160,405,611	1,960,213	(29,500)
16	abrdn Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited)  (concluded)
As of April 30, 2023

Sale Contracts Settlement Date*	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Indonesian Rupiah
06/26/2023	Citibank N.A.	USD	4,195,343	IDR	62,720,369,732	$4,274,416	$(79,073)
06/26/2023	HSBC Bank PLC	USD	7,162,698	IDR	105,177,354,000	7,167,874	(5,176)
United States Dollar/Malaysian Ringgit
06/16/2023	BNP Paribas S.A.	USD	8,404,669	MYR	37,162,000	8,356,805	47,864
06/16/2023	Standard Chartered Bank	USD	25,276,012	MYR	111,165,703	24,998,388	277,624
United States Dollar/Philippine Peso
05/02/2023	Citibank N.A.	USD	941,346	PHP	51,580,126	931,301	10,045
05/02/2023	Citibank N.A.	USD	2,785,857	PHP	154,740,378	2,793,903	(8,046)
07/25/2023	Citibank N.A.	USD	925,354	PHP	51,580,126	931,339	(5,985)
United States Dollar/Singapore Dollar
05/19/2023	Citibank N.A.	USD	8,733,736	SGD	11,566,000	8,672,421	61,315
05/19/2023	Royal Bank of Canada	USD	3,214,920	SGD	4,298,000	3,222,728	(7,808)
						$73,983,316	$271,658
Unrealized appreciation on forward foreign currency exchange contracts							$1,228,506
Unrealized depreciation on forward foreign currency exchange contracts							$(708,465)

*	Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2023, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Frequency of Paid Payments Made	Premiums Paid (Received)	Value	Unrealized Appreciation/ (Depreciation)
USD	25,000,000	03/17/2033	UBS AG	Receive	12-month SOFR	3.38%	Annually	$-	$(391,862)	$(391,862)
USD	20,000,000	03/17/2030	UBS AG	Receive	12-month SOFR	3.46%	Annually	-	(249,897)	(249,897)
USD	20,000,000	03/17/2032	UBS AG	Receive	12-month SOFR	3.40%	Annually	-	(299,076)	(299,076)
								$-	$(940,835)	$(940,835)

See Notes to Financial Statements.
abrdn Asia-Pacific Income Fund, Inc.	17

Statement of Assets and Liabilities  (unaudited)
As of April 30, 2023

Assets
Investments, at value (cost $1,245,267,303)	$1,076,024,918
Short-term investments, at value (cost $39,473,909)	39,473,909
Foreign currency, at value (cost $7,624,391)	7,531,218
Cash	398,682
Cash at broker for interest rate swaps	3,332,282
Cash at broker for futures contracts	3,488,736
Cash at broker for forward foreign currency contracts	300,000
Receivable for investments sold	4,758,826
Interest receivable	19,610,256
Unrealized appreciation on forward foreign currency exchange contracts	1,228,506
Variation margin receivable for futures contracts	4,877,922
Variation margin receivable for centrally cleared swaps	659,516
Prepaid expenses in connection with revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares (Note 9)	1,497,180
Prepaid expenses and other assets	21,366
Total assets	1,163,203,317
Liabilities
Senior secured notes payable (Note 8)	250,000,000
Revolving credit facility payable (Note 9)	65,000,000
Series A Mandatory Redeemable Preferred Shares ($25.00liquidation value per share,2,000,000shares outstanding) (Note 7)	50,000,000
Payable for investments purchased	9,661,007
Interest payable on revolving credit facility and senior secured notes	3,249,805
Unrealized depreciation on forward foreign currency exchange contracts	708,465
Investment management fees payable (Note 3)	538,423
Deferred foreign capital gains tax (Note 2i)	336,188
Cash collateral due to broker	323,425
Dividend payable on Series A Mandatory Redeemable Preferred Shares	252,084
Administration fees payable (Note 3)	115,082
Investor relations fees payable (Note 3)	84,551
Other accrued expenses	985,793
Total liabilities	381,254,823

Net Assets Applicable to Common Shareholders	$781,948,494
Composition of Net Assets
Common stock (par value $0.01 per share) (Note 5)	$2,476,958
Paid-in capital in excess of par	1,088,987,942
Distributable accumulated loss	(309,516,406)
Net Assets Applicable to Common Shareholders	$781,948,494
Net asset value per share based on 247,695,769 shares issued and outstanding	$3.16

See Notes to Financial Statements.
18	abrdn Asia-Pacific Income Fund, Inc.

Statement of Operations  (unaudited)
For the Six-Months Ended April 30, 2023

Net Investment Income
Investment Income:
Interest and amortization of discount and premium and other income (net of foreign withholding taxes of $796,988)	$34,777,651
Total investment income	34,777,651
Expenses:
Investment management fee (Note 3)	3,233,505
Administration fee (Note 3)	691,331
Bank loan fees and expenses	376,730
Custodian’s fees and expenses	261,831
Investor relations fees and expenses (Note 3)	126,656
Directors' fees and expenses	105,502
Reports to shareholders and proxy solicitation	104,505
Legal fees and expenses	101,703
Transfer agent’s fees and expenses	55,740
Independent auditors’ fees and expenses	49,847
Insurance expense	41,982
Miscellaneous	56,075
Total operating expenses, excluding interest expense	5,205,407
Interest expense (Notes 8 & 9)	6,576,195
Distributions to Series A Mandatory Redeemable Preferred Shares (Note 7)	1,036,979
Net operating expenses	12,818,581

Net investment income applicable to common shareholders	21,959,070
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions (including $480 capital gains tax)	(13,903,617)
Futures contracts	1,070,217
Interest rate swaps	3,711
Forward foreign currency exchange contracts	(4,689,825)
Foreign currency transactions	(6,010,085)
(23,529,599)
Net change in unrealized appreciation/(depreciation) on:
Investments (including change in deferred capital gains tax of $310,166)	79,873,243
Interest rate swaps	(940,835)
Futures contracts	2,852,229
Forward foreign currency exchange contracts	3,146,667
Foreign currency translation	33,525,105
118,456,409
Net realized and unrealized gain from investments, interest rate swaps, futures contracts, forward foreign currency exchange contracts and foreign currencies	94,926,810
Change in Net Assets Applicable to Common Shareholders Resulting from Operations	$116,885,880

See Notes to Financial Statements.
abrdn Asia-Pacific Income Fund, Inc.	19

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2023 (unaudited)	For the Year Ended October 31, 2022
Increase/(Decrease) in Net Assets Applicable to Common Shareholders:
Operations:
Net investment income	$21,959,070	$43,323,611
Net realized loss from investments, interest rate swaps, futures contracts, forward foreign currency exchange contracts and foreign currency transactions	(23,529,599)	(80,291,810)
Net change in unrealized appreciation/(depreciation) on investments, interest rate swaps, futures contracts, forward foreign currency exchange contracts and foreign currency translation	118,456,409	(260,743,719)
Net increase/(decrease) in net assets applicable to common shareholders resulting from operations	116,885,880	(297,711,918)
Distributions to Common Shareholders From:
Distributable earnings	(40,869,813)	(22,362,158)
Return of capital	–	(59,377,467)
Net decrease in net assets applicable to common shareholders from distributions	(40,869,813)	(81,739,625)
Change in net assets applicable to common shareholders	76,016,067	(379,451,543)
Net Assets Applicable to Common Shareholders:
Beginning of period	705,932,427	1,085,383,970
End of period	$781,948,494	$705,932,427
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
20	abrdn Asia-Pacific Income Fund, Inc.

Statement of Cash Flows  (unaudited)
For the Six-Months Ended  April 30, 2023

Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$116,885,880
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(166,803,967)
Investments sold and principal repayments	219,608,879
Increase in short-term investments, excluding foreign government	(16,546,429)
Net amortization/accretion of premium (discount)	(1,510,668)
Increase in cash due to broker	323,425
Increase in interest and dividends receivable	(92,247)
Net change unrealized appreciation on forward foreign currency exchange contracts	(3,146,667)
Decrease in prepaid expenses	176,616
Increase in interest payable on bank loan	17,875
Decrease in accrued investment management fees payable	(6,760)
Increase in other accrued expenses	538,284
Increase/(decrease) in variation margin payable for futures contracts	(2,326,232)
Net change in unrealized appreciation of investments	(79,873,243)
Net change in unrealized appreciation on foreign currency translations	(33,525,105)
Net realized loss on investments transactions	13,903,617
Total Cash flows from operating activities	47,623,258
Cash flows from financing activities:
Increase (decrease) in payable to custodian	$(327,329)
Distributions paid to shareholders	(40,869,813)
Net cash paid (received) for swap contracts	(659,516)
Net cash used in financing activities	(41,856,658)
Effect of exchange rate on cash	12,187
Net change in cash	5,778,787
Unrestricted and restricted cash and foreign currency, beginning of year	9,272,131
Unrestricted and restricted cash and foreign currency, end of year	$15,050,918
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowing	6,558,320
See Notes to Financial Statements.
abrdn Asia-Pacific Income Fund, Inc.	21

Statement of Cash Flows  (unaudited)  (concluded)
For the Six-Months Ended  April 30, 2023

Reconciliation of unrestricted and restricted cash to the statements of assets and liabilities
	Six-Month Period Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Cash	$398,682	$–
Foreign currency, at value	7,531,218	2,381,409
Cash at broker for interest rate swaps	3,332,282	–
Cash at broker for futures contracts	3,488,736	5,149,531
Cash at broker for forward foreign currency contracts	300,000	1,660,000
Due from broker	–	81,191
	$15,050,918	$9,272,131
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
22	abrdn Asia-Pacific Income Fund, Inc.

Financial Highlights

	For the Six-Months Ended April 30,	For the Fiscal Years Ended October 31,
	2023 (unaudited)	2022	2021	2020	2019	2018
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$2.85	$4.38	$4.65	$4.88	$4.59	$5.43
Net investment income	0.09	0.17	0.18	0.15	0.18	0.21
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.39	(1.37)	(0.12)	(0.05)	0.48	(0.64)
Total from investment operations applicable to common shareholders	0.48	(1.20)	0.06	0.10	0.66	(0.43)
Distributions to common shareholders from:
Net investment income	(0.17)	(0.09)	(0.18)	(0.07)	(0.12)	(0.25)
Net realized gains	–	–	–	(0.01)	–	–
Return of capital	–	(0.24)	(0.15)	(0.25)	(0.25)	(0.17)
Total distributions	(0.17)	(0.33)	(0.33)	(0.33)	(0.37)	(0.42)
Capital Share Transactions:
Impact due to open market repurchase policy (Note 7)	–	–	–	–	–	0.01
Net asset value per common share, end of period	$3.16	$2.85	$4.38	$4.65	$4.88	$4.59
Market price, end of period	$2.72	$2.37	$4.22	$3.80	$4.25	$3.93
Total Investment Return Based on(b):
Market price	21.09%	(37.59%)	19.87%	(2.82%)	18.12%	(14.29%)
Net asset value	17.69%	(27.70%)	1.67%	3.56%	16.13%	(7.27%)
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(c):
Net assets applicable to common shareholders, end of period (000 omitted)	$781,948	$705,932	$1,085,384	$1,151,847	$1,208,154	$1,142,604
Average net assets applicable to common shareholders (000 omitted)	$779,121	$919,052	$1,165,019	$1,145,806	$1,194,235	$1,290,606
Net operating expenses	3.32%(d)	3.15%	2.57%	2.87%	2.84%	2.67%
Net operating expenses, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares	1.35%(d)	1.36%	1.16%	1.32%	1.22%	1.17%
Net Investment income	5.68%(d)	4.71%	3.75%	3.29%	3.68%	4.14%
Portfolio turnover	14%(e)	26%	44%	88%	46%	44% See Notes to Financial Statements.
abrdn Asia-Pacific Income Fund, Inc.	23

Financial Highlights  (concluded)

	For the Six-Months Ended April 30,	For the Fiscal Years Ended October 31,
	2023 (unaudited)	2022	2021	2020	2019	2018
Leverage (senior securities) outstanding (000 omitted)	$315,000	$315,000	$450,000	$415,000	$531,000	$505,000
Leverage (preferred stock) outstanding (000 omitted)	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000
Asset coverage ratio on long-term debt obligations at period end(f)	364%	340%	352%	390%	337%	336%
Asset coverage per $1,000 on long-term debt obligations at period end	$3,641	$3,400	$3,523	$3,896	$3,369	$3,362
Asset coverage ratio on total leverage at period end(g)	314%	293%	317%	348%	308%	306%
Asset coverage per $1,000 on total leverage at period end	$3,142	$2,934	$3,171	$3,477	$3,079	$3,059

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For the six-month period ended April 30, 2023 and for the fiscal years ended October 31, 2022, 2021, 2020, 2019, 2018, the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 5.95%, 4.91%, 3.93%, 3.47%, 3.85% and 4.30% respectively.
(d)	Annualized.
(e)	Not annualized.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any long-term debt obligations, which includes the senior secured notes and revolving credit facility.
(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any borrowings.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
24	abrdn Asia-Pacific Income Fund, Inc.

Notes to  Financial Statements (unaudited)
April 30, 2023

1.  Organization
abrdn Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. To achieve its investment objectives, the Fund normally invests at least 80% of its total assets, plus the amount of any borrowings for investment purposes, in "Asia-Pacific debt securities,” which include: (1) debt securities of Asia-Pacific Country issuers, including securities issued by Asia-Pacific Country governmental entities, as well as by banks, companies and other entities which are located in Asia-Pacific Countries, whether or not denominated in an Asia-Pacific Country currency; (2) debt securities of other issuers, denominated in, or linked to, the currency of an Asia-Pacific Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asia-Pacific Country; (3) debt securities issued by entities which, although not located in an Asia-Pacific Country, derive at least 50% of their revenues from Asia-Pacific Countries or have at least 50% of their assets located in Asia-Pacific Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asia-Pacific Country, provided that the debt securities are guaranteed by the parent entity located in the Asia-Pacific Country (the “80% Policy”). With reference to items (3) and (4) above, Asia-Pacific debt securities may be denominated in an Asia-Pacific Country currency or U.S. dollars. “Asia-Pacific Countries” (each, an “Asia-Pacific Country”) means countries included in “Asia” and “Oceania” in the United Nations (“UN”) geographic regions used by the UN Statistics Division. The 80% Policy, which went into effect on June 24, 2020, is fundamental and may not be changed without a vote of shareholders. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.
Effective June 24, 2020, the maximum exposure to any one “Investment Grade Country” (other than the U.S.) is limited to 25% of the Fund's total assets and the maximum exposure to any one “Non-Investment Grade Country” is limited to 15% of the Fund's total assets. Investment Grade Countries are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), BBB- by S&P Global Ratings (“S&P”) or BBB- by Fitch Ratings, Inc. ("Fitch") or comparably rated by another appropriate nationally or internationally recognized ratings agency. Non-Investment Grade Countries are those that are not Investment Grade Countries.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.
a.  Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Directors (the "Board") designated abrdn Asia Limited (“abrdn Asia” or the “Investment Manager”) as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants

abrdn Asia-Pacific Income Fund, Inc.	25

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.
Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional "round lot" size and the strategies employed by the Fund's Investment Manager as Valuation Designee generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller "odd lot" sizes which may be effected at lower or higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the
1940 Act and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Investment Manager may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

26	abrdn Asia-Pacific Income Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.
The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Corporate Bonds	$–	$546,155,491	$–	$546,155,491
Government Bonds	–	529,869,427	–	529,869,427
Short-Term Investment	39,473,909	–	–	39,473,909
Total Investments	$39,473,909	$1,076,024,918	$–	$1,115,498,827
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$1,228,506	$–	$1,228,506
Futures Contracts	2,523,212	–	–	2,523,212
Total Other Financial Instruments	$2,523,212	$1,228,506	$–	$3,751,718
Total Assets	$41,997,121	$1,077,253,424	$–	$1,119,250,545
Liabilities
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$(940,835)	$–	$(940,835)
Foreign Currency Exchange Contracts	–	(708,465)	–	(708,465)
Futures Contracts	(1,177,627)	–	–	(1,177,627)
Total Liabilities	$(1,177,627)	$(1,649,300)	$–	$(2,826,927)
Amounts listed as “–” are $0 or round to $0.
For the six-month period ended April 30, 2023, there were no significant changes to the fair valuation methodologies.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

abrdn Asia-Pacific Income Fund, Inc.	27

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Derivative Financial Instruments:
The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts:
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates.
During the six-month period ended April 30, 2023, the Fund used forward contracts to hedge its currency exposure.
 While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.
Futures Contracts
The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes, however, in those instances, (a) either the aggregate initial margin and premiums required to establish the Fund's position may not exceed 5% of the Fund's NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered into, or (b) the aggregate net notional value of the Fund’s position may not exceed 100% of the Fund's NAV after taking into account unrealized profits and unrealized losses on any such contract which it has entered into.
Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain

28	abrdn Asia-Pacific Income Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

percentage of the contract amount. This payment is known as initial margin. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.
A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.
There are significant risks associated with the Fund's use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Fund's investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by the Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.
During the six-month period ended April 30, 2023, the Fund used U.S. Treasury futures to efficiently manage U.S. interest rate exposure and hedge the U.S. interest rate risk.
Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.
Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd – Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.
Entering into swap agreements involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Fund's maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund's exposure to the counterparty.
Interest Rate Swaps
The Fund may use interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.

abrdn Asia-Pacific Income Fund, Inc.	29

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

Summary of Derivative Instruments:
The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total

Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$1,228,506	$–	$–	$–	$–	$1,228,506
Futures Contracts	2,523,213	–	–	–	–	–	2,523,213
Total	$2,523,213	$1,228,506	$–	$–	$–	$–	$3,751,719
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$708,465	$–	$–	$–	$–	$708,465
Futures Contracts	1,177,628	–	–	–	–	–	1,177,628
Swap Contracts	940,835	–	–	–	–	–	940,835
Total	$2,118,463	$708,465	$–	$–	$–	$–	$2,826,928
Amounts listed as “–” are $0 or round to $0.
The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2023 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(2)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(2)
Description	Assets				Liabilities
Foreign Currency Exchange Contracts(3)
BNP Paribas S.A.	$47,864	$–	$–	$47,864	$–	$–	$–	$–
Citibank N.A.	137,255	(137,255)	–	–	296,621	(137,255)	(159,366)	–
HSBC Bank PLC	–	–	–	–	21,699	–	–	21,699
Royal Bank of Canada	–	–	–	–	11,965	–	–	11,965
Standard Chartered Bank	277,624	–	–	277,624	–	–	–	–
State Street Bank & Trust Co.	26,921	–	–	26,921	–	–	–	–
UBS AG	738,842	(378,180)	–	360,662	378,180	(378,180)	–	–
Amounts listed as “–” are $0 or round to $0.
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.
(3)	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total

Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on:
Futures Contracts	$1,070,217	$–	$–	$–	$–	$1,070,217
Forward Currency Contracts	–	(4,689,825)	–	–	–	(4,689,825)
Swap Contracts	3,711	–	–	–	–	3,711
Total	$1,073,928	$(4,689,825)	$–	$–	$–	$(3,615,897)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of:
Futures Contracts	$2,852,229	$–	$–	$–	$–	$2,852,229
Forward Currency Contracts	–	3,146,667	–	–	–	3,146,667
Swap Contracts	(940,835)	–	–	–	–	(940,835)
Total	$1,911,394	$3,146,667	$–	$–	$–	$5,058,061
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity during the six-month period ended April 30, 2023. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2023.
Derivative	Average Notional Value
Long Futures Contracts	$94,048,589
Short Futures Contracts	$(110,455,197)
Swap Contracts at Notional Amount	$65,000,000
Foreign Currency Contracts Purchased	$119,015,639
Foreign Currency Contracts Sold	$82,276,985
e.  Bank Loans:
The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.
The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any

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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.
See “Bank Loan Risk” under “Portfolio Investment Risks” for information regarding the risks associated with an investment in bank loans.
f.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.
g.  Distributions:
The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP.
Distributions to Series A Mandatory Redeemable Preferred Shares (the “Series A MRPS”) shareholders are accrued daily and paid quarterly based on an annual rate of 4.125%. The Fund may not pay distributions to its preferred shareholders unless (i) the pro forma asset coverage ratios for the Series A MRPS, as calculated in accordance with the Fitch total and net overcollateralization tests per the 'A' rating guidelines outlined in Fitch's closed-end fund criteria, is in excess of 100%, and (ii) the Fund's asset coverage ratios for the Series A MRPS, as calculated in accordance with the 1940 Act, is in excess of 225%. The character of distributions to Series A MRPS shareholders made during the fiscal year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Fund's distributions to Series A MRPS shareholders for the six-month period ended April 30, 2023 were 100% net investment income.
h.  Federal Income Taxes:
For U.S. federal income purposes, the Fund includes a separately identifiable unit called a Qualified Business Unit (“QBU”) (see Internal Revenue Code of 1986, as amended (“IRC”) section 987). The Fund has operated with a QBU for U.S. federal income purposes since 1990. The home office of the Fund is designated as the United States and of the QBU is Australia with a functional currency of Australian dollar. The securities held within the Fund reside within either the QBU or the home office. Australian dollar denominated securities within the Australian QBU generate capital gain/loss (which are translated for U.S. federal income tax purposes into U.S. Dollars based on the weighted average exchange rate for the period) but not currency gain/loss. If a non AUD denominated security were to sit in the AUD QBU and was sold, the sale would generate capital gain/loss as well as currency gain/loss based on the currency exchange between the currency the security is denominated in and the Australian dollar.
Currency gain/loss related to currency exchange between the U.S. Dollar and the QBU functional currency is generated when money is transferred from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the fiscal year to date average exchange rate until which profits are repatriated to U.S. Dollar basis in the QBU (which is generally computed based on the currency exchange rates from when money was transferred into such QBU and from gain/losses generated within such QBU based on the weighted average exchange rates for the periods such gain/loss was recognized). Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.
The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.
i.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under

32	abrdn Asia-Pacific Income Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.
In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued, if any,  is reported on the Statement of Assets and Liabilities.
j.  Cash Flow Information:
The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency as well as cash in segregated accounts for financial futures, swaps, and forward contracts which has been designated as collateral.
3.  Agreements and Transactions with Affiliates
a.  Investment Manager, Investment Sub-Adviser, and Fund Administration:
abrdn Asia serves as Investment Manager to the Fund, pursuant to a management agreement. abrdn Investments Limited (the "Sub-Adviser") serves as the sub-adviser pursuant to a sub-advisory agreement with the Investment Manager. The Investment Manager and the Sub-Adviser (collectively, the “Advisers”) are wholly-owned indirect subsidiaries of abrdn plc. In rendering advisory services, the Advisers may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.
The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it. The Sub-Adviser is paid by the Investment Manager, not the Fund.
The management agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and
$900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion. Managed Assets is defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.
For the six-month period ended April 30, 2023, the Fund paid the Investment Manager $3,233,505.
abrdn Inc., an affiliate of the Investment Manager and Sub-Adviser, is the Fund’s Administrator pursuant to an agreement under which abrdn Inc. receives a fee payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six-month period ended April 30, 2023, abrdn Inc. earned $691,331 from the Fund for administration fees.
b.  Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion"). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by abrdn Inc.
Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties hired by abrdn Inc.), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains

abrdn Asia-Pacific Income Fund, Inc.	33

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.
During the six-month period ended April 30, 2023, the Fund incurred investor relations fees of approximately $126,656. For the six-month period ended April 30, 2023, abrdn Inc. did not bear any portion of to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2023, were $148,905,950 and $187,144,990, respectively.
5.  Capital
The authorized capital of the Fund is 400 million shares of $0.01 par value per share of common stock. During the six-month period ended April 30, 2023, the Fund repurchased no shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of April 30, 2023, there were 247,695,769 shares of common stock issued and outstanding.
6.  Open Market Repurchase Program
The Fund’s Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment manager. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions.
On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and if shares are repurchased management will post the number of shares repurchased on the Fund’s website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period.
For the six-month period ended April 30, 2023, the Fund did not repurchase any shares through this program.
7.  Preferred Shares
At April 30, 2023, the Fund had 2,000,000 shares of Series A MRPS, rated ‘A’ by Fitch, outstanding with an aggregate liquidation preference of $50,000,000 ($25 per share). The following table shows the mandatory redemption date, annual fixed rate, aggregate liquidation preference and estimated fair value of the Series A MRPS at April 30, 2023.
Mandatory Redemption Date	Annual Fixed Rate	Aggregate Liquidation Preference	Estimated Fair Value
June 25, 2023	4.125%	$50,000,000	$49,787,596
Holders of the Series A MRPS are entitled to receive quarterly cumulative cash dividend payments on the first business day following each calendar quarter at an annual fixed rate of 4.125% until maturity. The Series A MRPS were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. Distributions are accrued daily and paid quarterly and are presented in the Statement of Assets and Liabilities as a dividend payable to preferred shareholders. For the six-month period ended April 30, 2023, the Fund paid $1,036,979 in distributions to preferred shareholders.
The Series A MRPS rank senior to all of the Fund’s outstanding shares of common stock and on a parity with shares of any other series of preferred stock as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.
The estimated fair value of Series A MRPS was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate plus a market spread for the issuance of preferred shares.
The Series A MRPS are redeemable in certain circumstances at the option of the Fund. The Series A MRPS are also subject to mandatory redemption, unless otherwise prohibited by the 1940 Act, if the Fund fails to maintain (1) asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 225%, with respect to all outstanding preferred stock, as of the last day of any month or (2) eligible assets with an aggregate agency discounted value at least equal to the basic maintenance amount as provided in the Fund’s rating agency guidelines. As of April 30, 2023, the Fund was in compliance with the asset coverage and basic maintenance requirements of the Series A MRPS.
Except for matters which do not require the vote of the holders of the Series A MRPS under the 1940 Act and except as otherwise provided in the Fund’s Charter or Bylaws, or as otherwise required by applicable law, holders of the Series A MRPS have one vote per share and generally vote together with holders of common stock as a single class on all matters submitted to the Fund’s stockholders. The holders of the Series A MRPS, voting separately as a single class, have the right to elect at least two directors of the Fund.

34	abrdn Asia-Pacific Income Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

8.  Senior Secured Notes
At April 30, 2023, the Fund had $250,000,000 in aggregate principal amount of senior secured notes rated ‘A’ by Fitch outstanding ($50,000,000 in 3.87% Series C Senior Secured Notes due February 8, 2032, $100,000,000 in 3.70% Series D Senior Secured Notes due August 10, 2032 and $100,000,000 in 3.73% Series E Senior Secured Notes due June 19, 2034) (collectively, the “Notes”). The Notes are secured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank senior to all unsecured and unsubordinated indebtedness and senior to any common or preferred stock pari passu in priority and security with all other secured indebtedness. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Series C Notes, the Series D Notes and the Series E Notes accrue interest at annual fixed rates of 3.87%, 3.70% and 3.73%, respectively.
The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system.
The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at April 30, 2023.

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Series C	February 8, 2032	3.87%	$50,000,000	$45,913,063
Series D	August 10, 2032	3.70%	$100,000,000	$90,061,802
Series E	June 19, 2034	3.73%	$100,000,000	$88,826,245
9.  Credit Facility
On August 3, 2022, the Fund executed an amendment and assignment of the $100,000,000 senior secured revolving credit loan facility (the “Revolving Credit Facility”) with a syndicate of banks with The Bank of Nova Scotia, acting as administrative agent. At April 30, 2023, the Fund had $65,000,000 outstanding under the Revolving Credit Facility. Under the terms of the Revolving Credit Facility and the Agreement and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings.
For the six-month period ended April 30, 2023, the average interest rate on the Revolving Credit Facility was 5.71% and the average balance of the Revolving Credit Facility was $65,000,000.
The Revolving Credit Facility has a term of one year and is not a perpetual form of leverage; there can be no assurance that the Revolving Credit Facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the Revolving Credit Facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period.
10.  Risks of Leveraged Capital Structure
The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund’s total assets (including the amount obtained through leverage) in certain market conditions.
The amounts borrowed under the Revolving Credit Facility and the Notes and other funds obtained through various forms of leverage, including the Series A MRPS, may be invested to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under the Revolving Credit Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of

abrdn Asia-Pacific Income Fund, Inc.	35

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund). If there exists an event of default under the Securities Purchase Agreement that has not been cured, the holders of the Series A MRPS have the right to cause the Fund’s outstanding borrowings to be immediately due and payable and proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the Revolving Credit Facility, Series A MRPS or the Notes in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable.
Each of the Revolving Credit Facility Agreement, the Note Purchase Agreement or the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2023, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.
During the six-month period ended April 30, 2023, the Fund incurred fees of approximately $327,330 for the Revolving Credit Facility and Notes.
11.  Portfolio Investment Risks
a.  Bank Loan Risk:
There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.
b.  Credit and Market Risk:
A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.
c.  Focus Risk:
The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
d.  High-Yield Bonds and Other Lower-Rated Securities Risk:
The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
e.  Interest Rate Risk:
The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

36	abrdn Asia-Pacific Income Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2023

The Fund may be subject to a greater risk of rising interest rates due to current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
f.  LIBOR Risk:
The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate ("SOFR"), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.
g.  Risk Associated with Foreign Securities and Currencies:
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries. Foreign securities may also be harder to price than U.S. securities.
Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Advisers are unsuccessful.
h.  Russia/Ukraine Risk:
In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of the Fund's investments.
12.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

abrdn Asia-Pacific Income Fund, Inc.	37

Notes to  Financial Statements (unaudited)  (concluded)
April 30, 2023

13.  Tax Information
The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized depreciation as of April 30, 2023, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,257,301,934	$20,951,672	$(169,899,112)	$(148,947,440)
14.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2023, other than as noted below.
On May 9, 2023 and June 9, 2023, the Fund announced that it will pay on May 31, 2023 and June 30, 2023, a distribution of US $0.0275 per share to all shareholders of record as of May 19, 2023 and June 23, 2023, respectively.
On June 16, 2023, the Fund announced that its Board had elected to terminate, the designation of Fitch Ratings, Inc. as the rating agency for each series of the Fund's Senior Notes and the Fund's Mandatory
Redeemable Preferred Shares (MRPS). Each has replaced Fitch with Kroll Bond Rating Agency LLC (KBRA), a nationally recognized statistical rating organization (NRSRO). KBRA has assigned each series of the outstanding Senior Notes a rating of `AAA' and the MRPS a rating of 'AA-'.
On June 23, 2023, the Fund drew down $35 million on its Revolving Credit Facility and used the proceeds along with additional cash to pay down the Fund's $50,000,000 in 4.125% Series A MRPS. As of June 23, 2023, the Fund's total leverage consisted of $100,00,000 outstanding on the Revolving Credit Facility and  $250,000,000 in aggregate principal amount of Senior Secured Notes.

38	abrdn Asia-Pacific Income Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

abrdn Asia-Pacific Income Fund, Inc.	39

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

40	abrdn Asia-Pacific Income Fund, Inc.

Corporate Information

Directors
P. Gerald Malone, Chair
Radhika Ajmera
Stephen Bird
William J. Potter
Moritz Sell
Investment Manager
abrdn Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480
Investment Sub-Adviser
abrdn Investments Limited
10 Queen's Terrace
Aberdeen, AB10 1XL
Scotland, United Kingdom
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

The Financial Statements as of April 30, 2023, included in this report, were not audited and accordingly, no opinion is expressed thereon.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Asia-Pacific Income Fund, Inc. are traded on the NYSE American under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.abrdnfax.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

FAX-SEMI-ANNUAL

(b) Not applicable.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report on Form N-CSR.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2023, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), (c)(5), (c)(6) and (c)(7), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Asia-Pacific Income Fund, Inc.

Date: July 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Asia-Pacific Income Fund, Inc.

Date: July 10, 2023

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
abrdn Asia-Pacific Income Fund, Inc.

Date: July 10, 2023